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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: June 15, 1999


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
               ---------------------------------------------------
                  (Originator of the Trust referred to herein)
           (Exact name of the registrant as specified in its charter)


                    CHASE MANHATTAN AUTO GRANTOR TRUST 1996-B
                  ---------------------------------------------
                      (Issue with respect to Certificates)


     New York                  33-7575                     13-2633612
------------------    ------------------------     --------------------------
(State or other       (Commission File Number)           (IRS Employer
 jurisdiction of                                       Identification No.)
 incorporation)


            270 Park Avenue, New York, New York            10017
         -----------------------------------------     --------------
         (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000



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Item 5.  Other Events:


         On 6/15/99, Chase Manhattan Auto Grantor Trust 1996-B (the "Trust") made the distribution to Certificateholders contemplated by the Pooling and Servicing Agreement, dated as of September 1, 1996, (the "Pooling & Servicing Agreement"), between the Registrant, as Seller and Servicer, and Norwest Bank Minnesota, National Association, as Trustee.

         A copy of the Certificateholder Report for such Distribution Date delivered pursuant to section 5.7 of the Pooling and Servicing Agreement is being filed as Exhibit 20.1 to this Report on Form 8-K.


Item 7(c).   Exhibit

             Exhibits      Description
             --------      -----------

              20.1 Monthly Certificateholder's statements with respect to the June 15, 1999 distribution.





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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  June 30, 1999


                                       By: THE CHASE MANHATTAN BANK,
                                       USA, NATIONAL ASSOCIATION
                                       as Servicer


                                       By:  /s/ Patricia Garvey
                                       ------------------------------
                                       Name:    Patricia Garvey
                                       Title:   Vice President

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                              INDEX TO EXHIBITS



Exhibit No.                               Description
-----------                               -----------

20.1                                      Certificateholder Report dated
                                          6/15/1999 delivered pursuant to
                                          Section 5.7 of the Pooling and
                                          Servicing Agreement dated as of
                                          September 1, 1996.